Exhibit 99.1
R1 RCM Reports First Quarter 2022 Results
Murray, Utah - May 9, 2022 - R1 RCM Inc. (NASDAQ: RCM), a leading provider of technology-driven solutions that transform the patient experience and financial performance of healthcare providers, today announced results for the three months ended March 31, 2022.
First Quarter 2022 Results:
•Revenue of $385.7 million, up $43.1 million or 12.6% compared to the same period last year

•GAAP net income of $29.4 million, up $3.6 million or 14.0% compared to the same period last year

•Adjusted EBITDA of $89.3 million, up $8.9 million or 11.1% compared to the same period last year
“Our team remains highly committed to delivering strong results to our customers and the patients they serve, and I am proud of our execution in the first quarter,” said Joe Flanagan, president and chief executive officer of R1. “Demand for our solutions remains very robust, and we plan to increase our deployment capacity to support higher market demand and associated growth for R1 in the years ahead. Our pending acquisition of Cloudmed is on track for completion by the end of June and we are excited about the incremental value that we expect the combined company to deliver to our stakeholders.”
“Our first quarter results demonstrate continued strong operational execution and momentum in the business,” added Rachel Wilson, chief financial officer and treasurer. “We remain focused on disciplined execution and balancing near-term investments to support long-term growth.”
2022 Outlook
For 2022, on a standalone basis, R1 continues to expect to generate:
•Revenue of between $1,660 million and $1,700 million
•GAAP operating income of $200 million to $220 million
•Adjusted EBITDA of $385 million to $405 million

The Company plans to update guidance after completion of the Cloudmed acquisition, which is expected to occur by the end of June 2022, subject to satisfaction of closing conditions, including shareholder approval for the issuance of stock related to the transaction.
Conference Call and Webcast Details
R1’s management team will host a conference call today at 8:00 a.m. Eastern Time to discuss its financial results and business outlook. To participate, please dial 888-330-2022 (646-960-0690 outside the U.S. and Canada) using conference code number 5681952. A live webcast and replay of the call will be available at the Investor Relations section of the Company’s website at ir.r1rcm.com.
Non-GAAP Financial Measures
In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP cost of services, non-GAAP selling, general and administrative expenses, and net debt. Adjusted EBITDA is defined as GAAP net income before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, share-based compensation expense, strategic initiatives costs, and certain other items. Non-GAAP cost of services is defined as GAAP cost of services less share-based compensation expense and depreciation and amortization expense attributed to cost of services. Non-GAAP selling, general and administrative expenses is defined as GAAP selling, general and administrative expenses less share-based compensation expense and depreciation and amortization expense attributed to selling, general and administrative expenses. Net debt is defined as debt less cash and cash equivalents, inclusive of restricted cash. Adjusted EBITDA guidance is reconciled to operating income guidance, the most closely comparable available GAAP measure.
Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. Non-GAAP cost of services and non-GAAP selling, general and administrative expenses are used to calculate adjusted EBITDA. Net debt is used as a supplemental measure of our liquidity.

Tables 4 through 9 present a reconciliation of GAAP financial measures to non-GAAP financial measures, including adjusted EBITDA. Non-GAAP measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.
Forward-Looking Statements
This press release includes information that may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events and relationships, plans, future growth, and future performance, including, but not limited to, statements about the expected timing, completion, and effects of the potential acquisition of Cloudmed, the Company’s strategic initiatives, capital plans, costs, ability to successfully implement new technologies, future financial and operational performance, and liquidity. These statements are often identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “designed,” “may,” “plan,” “predict,” “project,” “target,” “contemplate,” “would,” “seek,” “see,” and similar expressions or variations or negatives of these words, although not all forward-looking statements contain these identifying words. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, assurance, prediction or definitive statement of fact or probability. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risk and uncertainties related to: (i) the ability of the parties to consummate the proposed acquisition of Cloudmed; (ii) satisfaction of the conditions precedent to the consummation of the proposed acquisition of Cloudmed, including the receipt of required regulatory and shareholder approvals; (iii) the Company’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the proposed acquisition of Cloudmed; (iv) the Company’s ability to retain existing customers or acquire new customers; (v) the development of markets for the Company’s revenue cycle management offering; (vi) variability in the lead time of prospective customers; (vii) competition within the market; (viii) breaches or failures of the Company’s information security measures or unauthorized access to a customer’s data; (ix) delayed or unsuccessful implementation of the Company’s technologies or services, or unexpected implementation costs; (x) disruptions in or damages to the Company’s global business services centers and third-party operated data centers; and (xi) the impact of the COVID-19 pandemic on the Company’s business, operating results, and financial condition. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2021, quarterly reports on Form 10-Q, the proxy statement relating to the Company’s annual meeting and the acquisition of Cloudmed, and any other periodic reports that the Company or Project Roadrunner Parent Inc. (“New R1”), a wholly owned subsidiary of the Company, may file with the United States Securities and Exchange Commission (the “SEC”). The foregoing list of factors is not exhaustive. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements as of the date hereof and involve many risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the Company’s forward-looking statements. Subsequent events and developments, including actual results or changes in the Company’s assumptions, may cause the Company’s views to change. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law. You are cautioned not to place undue reliance on such forward-looking statements.
Additional Information and Where to Find It
This press release includes information regarding the proposed transaction between R1 and Cloudmed, a leader in Revenue IntelligenceTM solutions for healthcare providers. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. New R1 has filed a registration statement on Form S-4 with the SEC, which includes a document that serves as a prospectus and proxy statement of R1, referred to as a proxy statement / prospectus, which was declared effective by the SEC on April 22, 2022. Promptly after the proxy statement / prospectus was declared effective by the SEC, a copy of the definitive proxy statement / prospectus was sent to all shareholders of the Company. The Company and New R1 also file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of the Company are urged to read the registration statement, the proxy statement / prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders are able to obtain free copies of the registration statement, the proxy statement / prospectus, and all other relevant documents filed or that will be filed with the SEC by the Company and New R1 through the website maintained by the SEC at www.sec.gov.
The documents filed by the Company and New R1 with the SEC also may be obtained free of charge at the Company’s website at http://www.r1rcm.com or upon written request to 434 W. Ascension Way, 6th Floor, Murray, Utah 84123.
Participants in Solicitation
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction is contained in the proxy statement / prospectus. You may obtain free copies of these documents as described in the preceding paragraph.
No Offer or Solicitation
This press release is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.
About R1 RCM
R1 is a leading provider of technology-driven solutions that transform the patient experience and financial performance of healthcare providers. R1’s proven and scalable operating models seamlessly complement a healthcare organization’s infrastructure, quickly driving sustainable improvements to net patient revenue and cash flows while reducing operating costs and enhancing the patient experience. To learn more, visit: r1rcm.com

Contact:
R1 RCM Inc.
Investor Relations:
Atif Rahim
312-324-5476
investorrelations@r1rcm.com

Media Relations:
Natalie Pacini
415-335-7641 Ext. 43
natalie@highwirepr.com

Table 1
R1 RCM Inc.
Consolidated Balance Sheets
(In millions)
	(Unaudited)
	March 31,	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$123.9	$130.1
Accounts receivable, net of $2.3 million and $2.4 million allowance	115.3	131.3
Accounts receivable, net of $0.1 million and $0.1 million allowance - related party	20.0	26.1
Prepaid expenses and other current assets	81.2	77.2
Total current assets	340.4	364.7
Property, equipment and software, net	95.0	94.7
Operating lease right-of-use assets	49.8	48.9
Non-current portion of deferred contract costs	24.5	23.4
Intangible assets, net	258.3	265.4
Goodwill	554.7	554.7
Non-current deferred tax assets	44.2	51.8
Other assets	69.4	45.7
Total assets	$1,436.3	$1,449.3
Liabilities
Current liabilities:
Accounts payable	$21.0	$17.7
Current portion of customer liabilities	32.7	41.5
Current portion of customer liabilities - related party	6.9	7.9
Accrued compensation and benefits	66.7	97.0
Current portion of operating lease liabilities	13.4	13.5
Current portion of long-term debt	17.5	17.5
Other accrued expenses	63.3	59.1
Total current liabilities	221.5	254.2
Non-current portion of customer liabilities	3.5	3.3
Non-current portion of customer liabilities - related party	15.3	15.4
Non-current portion of operating lease liabilities	57.4	53.4
Long-term debt	750.7	754.9
Other non-current liabilities	21.4	21.4
Total liabilities	1,069.8	1,102.6

Stockholders’ equity:
Common stock	3.0	3.0
Additional paid-in capital	639.1	628.5
Accumulated deficit	(34.9)	(64.3)
Accumulated other comprehensive loss	(6.6)	(5.3)
Treasury stock	(234.1)	(215.2)
Total stockholders’ equity	366.5	346.7
Total liabilities and stockholders’ equity	$1,436.3	$1,449.3

Table 2
R1 RCM Inc.
Consolidated Statements of Operations (Unaudited)
(In millions, except share and per share data)

	Three Months Ended March 31,
	2022	2021
Net operating fees	$322.8	$286.1
Incentive fees	30.2	29.0
Other	32.7	27.5
Net services revenue	385.7	342.6
Operating expenses:
Cost of services	296.5	267.2
Selling, general and administrative	28.9	25.6
Other expenses	17.1	13.0
Total operating expenses	342.5	305.8
Income from operations	43.2	36.8
Net interest expense	4.7	3.9
Income before income tax provision	38.5	32.9
Income tax provision	9.1	7.1
Net income	$29.4	$25.8

Net income (loss) per common share:
Basic	$0.11	$(2.37)
Diluted	$0.09	$(2.37)
Weighted average shares used in calculating net income (loss) per common share:
Basic	278,747,261	239,290,145
Diluted	321,043,371	239,290,145

Basic:
Net income	$29.4	$25.8
Less dividends on preferred shares	—	(592.3)
Net income (loss) available/allocated to common shareholders - basic	$29.4	$(566.5)
Diluted:
Net income	$29.4	$25.8
Less dividends on preferred shares	—	(592.3)
Net income (loss) available/allocated to common shareholders - diluted	$29.4	$(566.5)

Table 3
R1 RCM Inc.
Consolidated Statements of Cash Flows (Unaudited)
(In millions)

	Three Months Ended March 31,
	2022	2021
Operating activities
Net income	$29.4	$25.8
Adjustments to reconcile net income to net cash provided by operations:
Depreciation and amortization	18.9	17.9
Amortization of debt issuance costs	0.3	0.3
Share-based compensation	10.1	12.7
Loss on disposal and right-of-use asset write-downs	2.0	0.6
Provision for credit losses	—	0.1
Deferred income taxes	7.3	4.9
Non-cash lease expense	3.2	2.9
Other	1.5	0.5
Changes in operating assets and liabilities:
Accounts receivable and related party accounts receivable	22.1	(7.3)
Prepaid expenses and other assets	(29.5)	(19.4)
Accounts payable	3.2	5.2
Accrued compensation and benefits	(27.5)	9.4
Lease liabilities	(2.1)	(4.1)
Other liabilities	1.7	(4.2)
Customer liabilities and customer liabilities - related party	(9.7)	0.7
Net cash provided by operating activities	30.9	46.0
Investing activities
Purchases of property, equipment, and software	(10.0)	(9.6)
Net cash used in investing activities	(10.0)	(9.6)
Financing activities
Repayment of senior secured debt	(4.4)	(6.5)
Inducement of preferred stock conversion	—	(105.0)
Exercise of vested stock options	0.4	4.4
Purchase of treasury stock	(0.6)	—
Shares withheld for taxes	(21.5)	—
Other	(0.1)	—
Net cash used in financing activities	(26.2)	(107.1)
Effect of exchange rate changes in cash, cash equivalents and restricted cash	(0.9)	(0.1)
Net decrease in cash, cash equivalents and restricted cash	(6.2)	(70.8)
Cash, cash equivalents and restricted cash, at beginning of period	130.1	174.8
Cash, cash equivalents and restricted cash, at end of period	$123.9	$104.0

Table 4
R1 RCM Inc.
Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA (Unaudited)
(In millions)

	Three Months Ended March 31,		2022 vs. 2021 Change
	2022	2021	Amount	%
Net income	$29.4	$25.8	$3.6	14%
Net interest expense	4.7	3.9	0.8	21%
Income tax provision	9.1	7.1	2.0	28%
Depreciation and amortization expense	18.9	17.9	1.0	6%
Share-based compensation expense	10.1	12.7	(2.6)	(20)%
Other expenses	17.1	13.0	4.1	32%
Adjusted EBITDA (non-GAAP)	$89.3	$80.4	$8.9	11%

Table 5
R1 RCM Inc.
Reconciliation of GAAP Cost of Services to Non-GAAP Cost of Services (Unaudited)
(In millions)

	Three Months Ended March 31,
	2022	2021
Cost of services	$296.5	$267.2
Less:
Share-based compensation expense	4.3	7.3
Depreciation and amortization expense	18.6	17.1
Non-GAAP cost of services	$273.6	$242.8

Table 6
R1 RCM Inc.
Reconciliation of GAAP Selling, General and Administrative to Non-GAAP Selling, General and Administrative (Unaudited)
(In millions)

	Three Months Ended March 31,
	2022	2021
Selling, general and administrative	$28.9	$25.6
Less:
Share-based compensation expense	5.8	5.4
Depreciation and amortization expense	0.3	0.8
Non-GAAP selling, general and administrative	$22.8	$19.4

Table 7
R1 RCM Inc.
Consolidated Non-GAAP Financial Information (Unaudited)
(In millions)

	Three Months Ended March 31,
	2022	2021
Net operating fees	$322.8	$286.1
Incentive fees	30.2	29.0
Other	32.7	27.5
Net services revenue	385.7	342.6

Operating expenses:
Cost of services (non-GAAP)	273.6	242.8
Selling, general and administrative (non-GAAP)	22.8	19.4
Sub-total	296.4	262.2

Adjusted EBITDA	$89.3	$80.4

Table 8
R1 RCM Inc.
Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA Guidance (Unaudited)
(In millions)

2022
GAAP Operating Income Guidance	$200-220
Plus:
Depreciation and amortization expense	$85-95
Share-based compensation expense	$45-55
Strategic initiatives, severance and other costs	$40-50
Adjusted EBITDA Guidance	$385-405

Table 9
R1 RCM Inc.
Reconciliation of Total Debt to Net Debt (Unaudited)
(In millions)

	March 31,	December 31,
	2022	2021
Senior Revolver	$80.0	$80.0
Senior Term Loan	691.3	695.6
Total debt	771.3	775.6

Less:
Cash and cash equivalents	123.9	130.1
Net Debt	$647.4	$645.5